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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT


                      PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): April 25, 2002


                         ASBURY AUTOMOTIVE GROUP, INC.
            (Exact Name of Registrant as Specified in its Charter)


Delaware                                   5511                     58-2241119
(State or Other                  (Primary Standard Industrial     (IRS Employer
Jurisdiction of Identification    Classification Code Number)        Number)
Incorporation)


                               3 Landmark Square
                                  Suite, 500
                              Stamford, CT 06901
                    (Address of Principal Executive Office)

      Registrant's telephone number, including area code: (203) 356-4400



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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits

Exhibit No.     Description

   99.1         Press Release dated April 25, 2002


ITEM 9. REGULATION FD DISCLOSURE.

     The registrant issued a press release today announcing the registrant's earnings for the first quarter ending March 31, 2002, which press release is attached hereto as exhibit 99.1.




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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         Asbury Automotive Group, Inc.

                                         By:    /s/ Thomas F. Gilman
                                             ---------------------------------
                                             Name:  Thomas F. Gilman
                                             Title: Chief Financial Officer
Date: April 25, 2002



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                                 EXHIBIT INDEX

Exhibit No.       Description

      99.1        Press Release dated April 25, 2002